Exhibit 99


ABFC 2004-OPT2                             Banc of America Securities [LOGO](TM)

Class M4
100% PPC   FRM: 23 HEP
           ARM : 4 to 35 CPR over 24 months
LIBOR      1.10
Margin (bp)155
Run to     Call



                                      At 75% PPC
Pay Date     Performing Balance   Interest Payment   Principal Payment   Total Payment
 4/25/2004            6,212,000             11,889                  --          11,889
 5/25/2004            6,212,000             13,718                  --          13,718
 6/25/2004            6,212,000             14,175                  --          14,175
 7/25/2004            6,212,000             13,718                  --          13,718
 8/25/2004            6,212,000             14,175                  --          14,175
 9/25/2004            6,212,000             14,175                  --          14,175
10/25/2004            6,212,000             13,718                  --          13,718
11/25/2004            6,212,000             14,175                  --          14,175
12/25/2004            6,212,000             13,718                  --          13,718
 1/25/2005            6,212,000             14,175                  --          14,175
 2/25/2005            6,212,000             14,175                  --          14,175
 3/25/2005            6,212,000             12,804                  --          12,804
 4/25/2005            6,212,000             14,175                  --          14,175
 5/25/2005            6,212,000             13,718                  --          13,718
 6/25/2005            6,212,000             14,175                  --          14,175
 7/25/2005            6,212,000             13,718                  --          13,718
 8/25/2005            6,212,000             14,175                  --          14,175
 9/25/2005            6,212,000             14,175                  --          14,175
10/25/2005            6,212,000             13,718                  --          13,718
11/25/2005            6,212,000             14,175                  --          14,175
12/25/2005            6,212,000             13,718                  --          13,718
 1/25/2006            6,212,000             14,175                  --          14,175
 2/25/2006            6,212,000             14,175                  --          14,175
 3/25/2006            6,212,000             12,804                  --          12,804
 4/25/2006            6,212,000             14,175                  --          14,175
 5/25/2006            6,212,000             13,718                  --          13,718
 6/25/2006            6,212,000             14,175                  --          14,175
 7/25/2006            6,212,000             13,718                  --          13,718
 8/25/2006            6,212,000             14,175                  --          14,175
 9/25/2006            6,212,000             14,175                  --          14,175
10/25/2006            6,212,000             13,718                  --          13,718
11/25/2006            6,212,000             14,175                  --          14,175
12/25/2006            6,212,000             13,718                  --          13,718
 1/25/2007            6,212,000             14,175                  --          14,175
 2/25/2007            6,212,000             14,175                  --          14,175
 3/25/2007            6,212,000             12,804                  --          12,804
 4/25/2007            6,212,000             14,175             136,986         151,162
 5/25/2007            6,075,014             13,416             134,112         147,527
 6/25/2007            5,940,902             13,557             131,073         144,630
 7/25/2007            5,809,829             12,830             128,105         140,935
 8/25/2007            5,681,724             12,965             125,207         138,172
 9/25/2007            5,556,517             12,680             122,376         135,056
10/25/2007            5,434,141             12,000             119,611         131,611
11/25/2007            5,314,530             12,127             116,910         129,037
12/25/2007            5,197,621             11,478             114,272         125,750
 1/25/2008            5,083,349             11,600             111,695         123,295
 2/25/2008            4,971,654             11,345             109,178         120,523
 3/25/2008            4,862,476             10,380             106,720         117,100
 4/25/2008            4,755,756             10,852             104,318         115,170
 5/25/2008            4,651,438             10,272             101,972         112,244
 6/25/2008            4,549,466             10,382              99,680         110,062
 7/25/2008            4,449,786              9,827              97,442         107,269
 8/25/2008            4,352,344              9,932              95,255         105,187
 9/25/2008            4,257,089              9,714              93,119         102,833
10/25/2008            4,163,970              9,195              91,032         100,228
11/25/2008            4,072,938              9,294              88,993          98,288
12/25/2008            3,983,944              8,798              87,002          95,800
 1/25/2009            3,896,942              8,893              85,056          93,949
 2/25/2009            3,811,886              8,699              83,155          91,854
 3/25/2009            3,728,731              7,685              81,298          88,983
 4/25/2009            3,647,433              8,323              79,484          87,807
 5/25/2009            3,567,949              7,879              77,711          85,590
 6/25/2009            3,490,238              7,965              75,979          83,944
 7/25/2009            3,414,259              7,540              74,287          81,827
 8/25/2009            3,339,972              7,622              72,634          80,255
 9/25/2009            3,267,338              7,456              71,018          78,474
10/25/2009            3,196,320              7,059              69,440          76,499
11/25/2009            3,126,880              7,135              67,898          75,033
12/25/2009            3,058,982              6,755              66,391          73,146
 1/25/2010            2,992,590              6,829              64,919          71,748
 2/25/2010            2,927,672              6,681              63,480          70,161
 3/25/2010            2,864,192              5,903              62,074          67,978
 4/25/2010            2,802,117              6,394              60,701          67,095
 5/25/2010            2,741,417              6,054              59,358          65,412
 6/25/2010            2,682,059              6,120              58,046          64,167
 7/25/2010            2,624,012              5,795              56,764          62,559
 8/25/2010            2,567,248              5,858              55,512          61,370
 9/25/2010            2,511,736              5,732              54,288          60,019
10/25/2010            2,457,449              5,427              53,091          58,518
11/25/2010            2,404,358              5,487              51,922          57,409
12/25/2010            2,352,436              5,195              50,779          55,974
 1/25/2011            2,301,656              5,252              49,663          54,915
 2/25/2011            2,251,993              5,139              48,571          53,710
 3/25/2011            2,203,422              4,542              47,505          52,046
 4/25/2011            2,155,917              4,920              46,462          51,382
 5/25/2011            2,109,455              4,658              45,443          50,102
 6/25/2011            2,064,012              4,710              44,447          49,157
 7/25/2011            2,019,564              4,460              43,474          47,934
 8/25/2011            1,976,090              4,509              42,523          47,032
 9/25/2011            1,933,568              4,412              41,593          46,005
10/25/2011            1,891,975              4,178              40,684          44,862
11/25/2011            1,851,291              4,225              39,795          44,020
12/25/2011            1,811,496              4,000              38,927          42,927
 1/25/2012            1,772,569              4,045              38,078          42,123
 2/25/2012            1,734,491              3,958              37,248          41,206
 3/25/2012            1,697,242              3,623              36,437          40,060
 4/25/2012            1,660,805              3,790              35,644          39,434
 5/25/2012            1,625,161              3,589              34,869          38,458
 6/25/2012            1,590,293              3,629              34,111          37,740
 7/25/2012            1,556,182              3,437              33,370          36,807
 8/25/2012            1,522,812              3,475              32,646          36,121
 9/25/2012            1,490,166              3,400              31,938          35,338
10/25/2012            1,458,228              3,220              31,246          34,466
11/25/2012            1,426,982              3,256              30,569          33,825
12/25/2012            1,396,413              3,084              29,907          32,991
 1/25/2013            1,366,506              3,118              29,260          32,379
 2/25/2013            1,337,246              3,052              28,628          31,679
 3/25/2013            1,308,618              2,697              28,009          30,707
 4/25/2013            1,280,609              2,922              27,405          30,327
 5/25/2013            1,253,204              2,767           1,253,204       1,255,972


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT2                             Banc of America Securities [LOGO](TM)


Class M4
100% PPC   FRM: 23 HEP
           ARM : 4 to 35 CPR over 24 months
LIBOR      1.10
Margin (bp)155
Run to     Call


                                      At 90% PPC
Pay Date     Performing Balance   Interest Payment   Principal Payment   Total Payment
 4/25/2004            6,212,000             11,889                  --          11,889
 5/25/2004            6,212,000             13,718                  --          13,718
 6/25/2004            6,212,000             14,175                  --          14,175
 7/25/2004            6,212,000             13,718                  --          13,718
 8/25/2004            6,212,000             14,175                  --          14,175
 9/25/2004            6,212,000             14,175                  --          14,175
10/25/2004            6,212,000             13,718                  --          13,718
11/25/2004            6,212,000             14,175                  --          14,175
12/25/2004            6,212,000             13,718                  --          13,718
 1/25/2005            6,212,000             14,175                  --          14,175
 2/25/2005            6,212,000             14,175                  --          14,175
 3/25/2005            6,212,000             12,804                  --          12,804
 4/25/2005            6,212,000             14,175                  --          14,175
 5/25/2005            6,212,000             13,718                  --          13,718
 6/25/2005            6,212,000             14,175                  --          14,175
 7/25/2005            6,212,000             13,718                  --          13,718
 8/25/2005            6,212,000             14,175                  --          14,175
 9/25/2005            6,212,000             14,175                  --          14,175
10/25/2005            6,212,000             13,718                  --          13,718
11/25/2005            6,212,000             14,175                  --          14,175
12/25/2005            6,212,000             13,718                  --          13,718
 1/25/2006            6,212,000             14,175                  --          14,175
 2/25/2006            6,212,000             14,175                  --          14,175
 3/25/2006            6,212,000             12,804                  --          12,804
 4/25/2006            6,212,000             14,175                  --          14,175
 5/25/2006            6,212,000             13,718                  --          13,718
 6/25/2006            6,212,000             14,175                  --          14,175
 7/25/2006            6,212,000             13,718                  --          13,718
 8/25/2006            6,212,000             14,175                  --          14,175
 9/25/2006            6,212,000             14,175                  --          14,175
10/25/2006            6,212,000             13,718                  --          13,718
11/25/2006            6,212,000             14,175                  --          14,175
12/25/2006            6,212,000             13,718                  --          13,718
 1/25/2007            6,212,000             14,175                  --          14,175
 2/25/2007            6,212,000             14,175                  --          14,175
 3/25/2007            6,212,000             12,804                  --          12,804
 4/25/2007            6,212,000             14,175           1,018,151       1,032,326
 5/25/2007            5,193,849             11,470             139,317         150,787
 6/25/2007            5,054,532             11,534             135,446         146,980
 7/25/2007            4,919,086             10,863             131,686         142,549
 8/25/2007            4,787,399             10,925             128,035         138,959
 9/25/2007            4,659,365             10,632             124,487         135,120
10/25/2007            4,534,877             10,015             121,042         131,057
11/25/2007            4,413,835             10,072             117,695         127,767
12/25/2007            4,296,140              9,487             114,444         123,932
 1/25/2008            4,181,696              9,542             111,286         120,829
 2/25/2008            4,070,410              9,288             108,218         117,507
 3/25/2008            3,962,191              8,458             105,238         113,696
 4/25/2008            3,856,953              8,801             102,343         111,144
 5/25/2008            3,754,610              8,291              99,530         107,821
 6/25/2008            3,655,080              8,341              96,797         105,138
 7/25/2008            3,558,283              7,858              94,142         102,000
 8/25/2008            3,464,141              7,905              91,563          99,468
 9/25/2008            3,372,578              7,696              89,057          96,753
10/25/2008            3,283,521              7,251              86,621          93,872
11/25/2008            3,196,900              7,295              84,255          91,550
12/25/2008            3,112,645              6,874              81,956          88,830
 1/25/2009            3,030,689              6,916              79,722          86,638
 2/25/2009            2,950,967              6,734              77,551          84,285
 3/25/2009            2,873,416              5,922              75,441          81,364
 4/25/2009            2,797,975              6,385              73,391          79,776
 5/25/2009            2,724,583              6,017              71,399          77,416
 6/25/2009            2,653,184              6,054              69,463          75,517
 7/25/2009            2,583,722              5,706              67,581          73,287
 8/25/2009            2,516,141              5,742              65,752          71,494
 9/25/2009            2,450,388              5,592              63,975          69,566
10/25/2009            2,386,414              5,270              62,247          67,517
11/25/2009            2,324,167              5,304              60,568          65,872
12/25/2009            2,263,599              4,999              58,936          63,935
 1/25/2010            2,204,663              5,031              57,349          62,380
 2/25/2010            2,147,314              4,900              55,807          60,707
 3/25/2010            2,091,506              4,311              54,308          58,619
 4/25/2010            2,037,198              4,649              52,851          57,500
 5/25/2010            1,984,347              4,382              51,434          55,816
 6/25/2010            1,932,913              4,411              50,057          54,468
 7/25/2010            1,882,856              4,158              48,718          52,876
 8/25/2010            1,834,138              4,185              47,416          51,602
 9/25/2010            1,786,722              4,077              46,151          50,228
10/25/2010            1,740,571              3,844              44,920          48,764
11/25/2010            1,695,651              3,869              43,724          47,593
12/25/2010            1,651,927              3,648              42,561          46,209
 1/25/2011            1,609,367              3,672              41,429          45,102
 2/25/2011            1,567,937              3,578              40,330          43,907
 3/25/2011            1,527,608              3,149              39,260          42,409
 4/25/2011            1,488,348              3,396              38,220          41,616
 5/25/2011            1,450,128              3,202              37,208          40,411
 6/25/2011            1,412,920              3,224              36,225          39,449
 7/25/2011            1,376,695              3,040              35,268          38,308
 8/25/2011            1,341,427              3,061              34,338          37,399
 9/25/2011            1,307,089              2,983              33,433          36,416
10/25/2011            1,273,656              2,813           1,273,656       1,276,468

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT2                             Banc of America Securities [LOGO](TM)


Class M4
100% PPC           FRM: 23 HEP
                   ARM : 4 to 35 CPR over 24 months
LIBOR              1.10
Margin (bp)        155
Run to             Call

                                      At 100% PPC
Pay Date     Performing Balance   Interest Payment   Principal Payment   Total Payment
 4/25/2004            6,212,000             11,889                  --          11,889
 5/25/2004            6,212,000             13,718                  --          13,718
 6/25/2004            6,212,000             14,175                  --          14,175
 7/25/2004            6,212,000             13,718                  --          13,718
 8/25/2004            6,212,000             14,175                  --          14,175
 9/25/2004            6,212,000             14,175                  --          14,175
10/25/2004            6,212,000             13,718                  --          13,718
11/25/2004            6,212,000             14,175                  --          14,175
12/25/2004            6,212,000             13,718                  --          13,718
 1/25/2005            6,212,000             14,175                  --          14,175
 2/25/2005            6,212,000             14,175                  --          14,175
 3/25/2005            6,212,000             12,804                  --          12,804
 4/25/2005            6,212,000             14,175                  --          14,175
 5/25/2005            6,212,000             13,718                  --          13,718
 6/25/2005            6,212,000             14,175                  --          14,175
 7/25/2005            6,212,000             13,718                  --          13,718
 8/25/2005            6,212,000             14,175                  --          14,175
 9/25/2005            6,212,000             14,175                  --          14,175
10/25/2005            6,212,000             13,718                  --          13,718
11/25/2005            6,212,000             14,175                  --          14,175
12/25/2005            6,212,000             13,718                  --          13,718
 1/25/2006            6,212,000             14,175                  --          14,175
 2/25/2006            6,212,000             14,175                  --          14,175
 3/25/2006            6,212,000             12,804                  --          12,804
 4/25/2006            6,212,000             14,175                  --          14,175
 5/25/2006            6,212,000             13,718                  --          13,718
 6/25/2006            6,212,000             14,175                  --          14,175
 7/25/2006            6,212,000             13,718                  --          13,718
 8/25/2006            6,212,000             14,175                  --          14,175
 9/25/2006            6,212,000             14,175                  --          14,175
10/25/2006            6,212,000             13,718                  --          13,718
11/25/2006            6,212,000             14,175                  --          14,175
12/25/2006            6,212,000             13,718                  --          13,718
 1/25/2007            6,212,000             14,175                  --          14,175
 2/25/2007            6,212,000             14,175                  --          14,175
 3/25/2007            6,212,000             12,804                  --          12,804
 4/25/2007            6,212,000             14,175           1,122,526       1,136,701
 5/25/2007            5,089,474             11,239             573,143         584,383
 6/25/2007            4,516,331             10,306             135,790         146,096
 7/25/2007            4,380,541              9,674             131,539         141,212
 8/25/2007            4,249,003              9,696             127,426         137,121
 9/25/2007            4,121,577              9,405             123,446         132,851
10/25/2007            3,998,131              8,829             119,595         128,425
11/25/2007            3,878,536              8,851             115,870         124,720
12/25/2007            3,762,666              8,309             112,264         120,574
 1/25/2008            3,650,402              8,330             108,776         117,106
 2/25/2008            3,541,626              8,082             105,399         113,481
 3/25/2008            3,436,227              7,335             102,132         109,468
 4/25/2008            3,334,095              7,608              98,970         106,578
 5/25/2008            3,235,124              7,144              95,910         103,054
 6/25/2008            3,139,214              7,164              92,948         100,112
 7/25/2008            3,046,266              6,727              90,082          96,809
 8/25/2008            2,956,185              6,746              87,307          94,053
 9/25/2008            2,868,878              6,547              84,621          91,168
10/25/2008            2,784,257              6,149              82,021          88,170
11/25/2008            2,702,236              6,166              79,505          85,671
12/25/2008            2,622,731              5,792              77,068          82,860
 1/25/2009            2,545,663              5,809              74,710          80,519
 2/25/2009            2,470,953              5,639              72,426          78,065
 3/25/2009            2,398,527              4,944              70,215          75,159
 4/25/2009            2,328,312              5,313              68,075          73,388
 5/25/2009            2,260,237              4,991              66,003          70,994
 6/25/2009            2,194,234              5,007              63,996          69,003
 7/25/2009            2,130,238              4,704              62,053          66,757
 8/25/2009            2,068,186              4,719              60,171          64,891
 9/25/2009            2,008,014              4,582              58,349          62,931
10/25/2009            1,949,666              4,306              56,584          60,890
11/25/2009            1,893,081              4,320              54,875          59,195
12/25/2009            1,838,206              4,059              53,220          57,280
 1/25/2010            1,784,986              4,073              51,617          55,690
 2/25/2010            1,733,369              3,955              50,064          54,020
 3/25/2010            1,683,304              3,469              48,560          52,030
 4/25/2010            1,634,744              3,730              47,104          50,834
 5/25/2010            1,587,641              3,506              45,692          49,198
 6/25/2010            1,541,948              3,519              44,325          47,844
 7/25/2010            1,497,623              3,307              43,001          46,308
 8/25/2010            1,454,622              3,319              41,718          45,037
 9/25/2010            1,412,905              3,224              40,474          43,699
10/25/2010            1,372,430              3,031              39,270          42,301
11/25/2010            1,333,160              3,042              38,103          41,145
12/25/2010            1,295,057              2,860              36,972          39,832
 1/25/2011            1,258,085              2,871           1,258,085       1,260,956

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT2                             Banc of America Securities [LOGO](TM)


Class M4
100% PPC                  FRM: 23 HEP
                          ARM : 4 to 35 CPR over 24 months
LIBOR                     1.10
Margin (bp)               155
Run to                    Call


                                     At 110% PPC
Pay Date     Performing Balance   Interest Payment   Principal Payment   Total Payment
 4/25/2004            6,212,000             11,889                  --          11,889
 5/25/2004            6,212,000             13,718                  --          13,718
 6/25/2004            6,212,000             14,175                  --          14,175
 7/25/2004            6,212,000             13,718                  --          13,718
 8/25/2004            6,212,000             14,175                  --          14,175
 9/25/2004            6,212,000             14,175                  --          14,175
10/25/2004            6,212,000             13,718                  --          13,718
11/25/2004            6,212,000             14,175                  --          14,175
12/25/2004            6,212,000             13,718                  --          13,718
 1/25/2005            6,212,000             14,175                  --          14,175
 2/25/2005            6,212,000             14,175                  --          14,175
 3/25/2005            6,212,000             12,804                  --          12,804
 4/25/2005            6,212,000             14,175                  --          14,175
 5/25/2005            6,212,000             13,718                  --          13,718
 6/25/2005            6,212,000             14,175                  --          14,175
 7/25/2005            6,212,000             13,718                  --          13,718
 8/25/2005            6,212,000             14,175                  --          14,175
 9/25/2005            6,212,000             14,175                  --          14,175
10/25/2005            6,212,000             13,718                  --          13,718
11/25/2005            6,212,000             14,175                  --          14,175
12/25/2005            6,212,000             13,718                  --          13,718
 1/25/2006            6,212,000             14,175                  --          14,175
 2/25/2006            6,212,000             14,175                  --          14,175
 3/25/2006            6,212,000             12,804                  --          12,804
 4/25/2006            6,212,000             14,175                  --          14,175
 5/25/2006            6,212,000             13,718                  --          13,718
 6/25/2006            6,212,000             14,175                  --          14,175
 7/25/2006            6,212,000             13,718                  --          13,718
 8/25/2006            6,212,000             14,175                  --          14,175
 9/25/2006            6,212,000             14,175                  --          14,175
10/25/2006            6,212,000             13,718                  --          13,718
11/25/2006            6,212,000             14,175                  --          14,175
12/25/2006            6,212,000             13,718                  --          13,718
 1/25/2007            6,212,000             14,175                  --          14,175
 2/25/2007            6,212,000             14,175                  --          14,175
 3/25/2007            6,212,000             12,804                  --          12,804
 4/25/2007            6,212,000             14,175                  --          14,175
 5/25/2007            6,212,000             13,718           2,193,572       2,207,290
 6/25/2007            4,018,428              9,170             134,333         143,502
 7/25/2007            3,884,096              8,577             129,634         138,212
 8/25/2007            3,754,461              8,567             125,107         133,675
 9/25/2007            3,629,354              8,282             120,745         129,027
10/25/2007            3,508,609              7,748             116,541         124,289
11/25/2007            3,392,068              7,741             112,489         120,230
12/25/2007            3,279,579              7,242             108,585         115,827
 1/25/2008            3,170,994              7,236             104,821         112,057
 2/25/2008            3,066,173              6,997             101,194         108,191
 3/25/2008            2,964,979              6,329              97,697         104,027
 4/25/2008            2,867,282              6,543              94,327         100,870
 5/25/2008            2,772,955              6,124              91,078          97,201
 6/25/2008            2,681,878              6,120              87,945          94,065
 7/25/2008            2,593,932              5,728              84,926          90,654
 8/25/2008            2,509,007              5,725              82,014          87,739
 9/25/2008            2,426,992              5,538              79,207          84,745
10/25/2008            2,347,786              5,185              76,500          81,685
11/25/2008            2,271,286              5,183              73,890          79,073
12/25/2008            2,197,396              4,853              71,373          76,225
 1/25/2009            2,126,023              4,851              68,945          73,797
 2/25/2009            2,057,078              4,694              66,604          71,298
 3/25/2009            1,990,474              4,103              64,346          68,449
 4/25/2009            1,926,128              4,395              62,168          66,564
 5/25/2009            1,863,960              4,116              60,068          64,184
 6/25/2009            1,803,892              4,116              58,041          62,157
 7/25/2009            1,745,851              3,855              56,086          59,942
 8/25/2009            1,689,765              3,856              54,200          58,056
 9/25/2009            1,635,565              3,732              52,381          56,113
10/25/2009            1,583,184              3,496              50,625          54,121
11/25/2009            1,532,559              3,497              48,931          52,428
12/25/2009            1,483,628              3,276              47,297          50,573
 1/25/2010            1,436,331              3,278              45,719          48,997
 2/25/2010            1,390,612              3,173              44,197          47,370
 3/25/2010            1,346,415              2,775              42,728          45,503
 4/25/2010            1,303,687              2,975              41,310          44,285
 5/25/2010            1,262,376              2,788           1,262,376       1,265,164

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT2                             Banc of America Securities [LOGO](TM)



Class M4
100% PPC       FRM: 23 HEP
               ARM : 4 to 35 CPR over 24 months
LIBOR          1.10
Margin (bp)    155
Run to         Call


                                      At 125% PPC
Pay Date     Performing Balance   Interest Payment   Principal Payment   Total Payment
 4/25/2004            6,212,000             11,889                  --          11,889
 5/25/2004            6,212,000             13,718                  --          13,718
 6/25/2004            6,212,000             14,175                  --          14,175
 7/25/2004            6,212,000             13,718                  --          13,718
 8/25/2004            6,212,000             14,175                  --          14,175
 9/25/2004            6,212,000             14,175                  --          14,175
10/25/2004            6,212,000             13,718                  --          13,718
11/25/2004            6,212,000             14,175                  --          14,175
12/25/2004            6,212,000             13,718                  --          13,718
 1/25/2005            6,212,000             14,175                  --          14,175
 2/25/2005            6,212,000             14,175                  --          14,175
 3/25/2005            6,212,000             12,804                  --          12,804
 4/25/2005            6,212,000             14,175                  --          14,175
 5/25/2005            6,212,000             13,718                  --          13,718
 6/25/2005            6,212,000             14,175                  --          14,175
 7/25/2005            6,212,000             13,718                  --          13,718
 8/25/2005            6,212,000             14,175                  --          14,175
 9/25/2005            6,212,000             14,175                  --          14,175
10/25/2005            6,212,000             13,718                  --          13,718
11/25/2005            6,212,000             14,175                  --          14,175
12/25/2005            6,212,000             13,718                  --          13,718
 1/25/2006            6,212,000             14,175                  --          14,175
 2/25/2006            6,212,000             14,175                  --          14,175
 3/25/2006            6,212,000             12,804                  --          12,804
 4/25/2006            6,212,000             14,175                  --          14,175
 5/25/2006            6,212,000             13,718                  --          13,718
 6/25/2006            6,212,000             14,175                  --          14,175
 7/25/2006            6,212,000             13,718                  --          13,718
 8/25/2006            6,212,000             14,175                  --          14,175
 9/25/2006            6,212,000             14,175                  --          14,175
10/25/2006            6,212,000             13,718                  --          13,718
11/25/2006            6,212,000             14,175                  --          14,175
12/25/2006            6,212,000             13,718                  --          13,718
 1/25/2007            6,212,000             14,175                  --          14,175
 2/25/2007            6,212,000             14,175                  --          14,175
 3/25/2007            6,212,000             12,804                  --          12,804
 4/25/2007            6,212,000             14,175                  --          14,175
 5/25/2007            6,212,000             13,718           2,403,307       2,417,025
 6/25/2007            3,808,693              8,691             594,283         602,975
 7/25/2007            3,214,409              7,098             123,975         131,074
 8/25/2007            3,090,434              7,052             118,937         125,990
 9/25/2007            2,971,497              6,781             114,114         120,895
10/25/2007            2,857,383              6,310             109,495         115,805
11/25/2007            2,747,888              6,271             105,072         111,343
12/25/2007            2,642,816              5,836             100,836         106,673
 1/25/2008            2,541,980              5,801              96,780         102,580
 2/25/2008            2,445,200              5,580              92,894          98,474
 3/25/2008            2,352,306              5,022              89,172          94,194
 4/25/2008            2,263,134              5,164              85,607          90,771
 5/25/2008            2,177,527              4,809              82,191          87,000
 6/25/2008            2,095,336              4,781              78,919          83,700
 7/25/2008            2,016,417              4,453              75,783          80,236
 8/25/2008            1,940,634              4,428              72,778          77,207
 9/25/2008            1,867,856              4,262              69,899          74,161
10/25/2008            1,797,957              3,970              67,139          71,110
11/25/2008            1,730,818              3,950              64,494          68,444
12/25/2008            1,666,324              3,680              61,959          65,638
 1/25/2009            1,604,365              3,661              59,528          63,189
 2/25/2009            1,544,837              3,525              57,198          60,723
 3/25/2009            1,487,639              3,066              54,964          58,030
 4/25/2009            1,432,676              3,269              52,822          56,091
 5/25/2009            1,379,854              3,047              50,767          53,815
 6/25/2009            1,329,087              3,033              48,797          51,830
 7/25/2009            1,280,289              2,827           1,280,289       1,283,116


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.